Filed Pursuant to Rule 433
                                                     Registration No. 333-132809


                      [C-BASS CREDIT-BASED ASSET SERVICING
                          AND SECURITIZATION LLC LOGO]

--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final offering document) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS New Issue Term Sheet

$728,377,000 Offered Certificates (approximate)

C-BASS Mortgage Loan
Asset-Backed Certificates, Series 2006-CB9

Offered Certificates: $728,377,000

GS Mortgage Securities Corp.
Depositor

Credit-Based Asset Servicing and Securitization LLC
Seller

Litton Loan Servicing LP
Servicer

November 27, 2006

                              [GOLDMAN SACHS LOGO]

                      STRUCTURAL AND COLLATERAL TERM SHEET
                            CBASS 2006-CB9 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

  http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  $728,377,000
                                  (Approximate)
                                 CBASS 2006-CB9
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                  Approximate      Expected       Initial       Estimated      Principal             Expected
                   Principal        Credit      Pass-Through    Avg. Life       Payment              Ratings
 Certificates   Balance(1) (4)      Support       Rate(5)       (yrs)(2)      Window(2)(3)   (Moody's/Fitch/DBRS)(6)
--------------- ---------------- -------------- ------------- -------------- --------------- -------------------------
     A-1        $332,661,000         21.20%     LIBOR + [ ]       1.00       12/06 - 09/08        (Aaa/AAA/AAA)
     A-2         $72,237,000         21.20%     LIBOR + [ ]       2.00       09/08 - 02/09        (Aaa/AAA/AAA)
     A-3        $117,466,000         21.20%     LIBOR + [ ]       3.00       02/09 - 09/11        (Aaa/AAA/AAA)
     A-4         $82,761,000         21.20%     LIBOR + [ ]       6.10       09/11 - 06/13        (Aaa/AAA/AAA)
     M-1         $28,413,000         17.50%     LIBOR + [ ]       3.66       04/10 - 10/10     (Aa1/AA+/AA (high))
     M-2         $23,038,000         14.50%     LIBOR + [ ]       4.82       10/10 - 04/13         (Aa2/AA/AA)
     M-3         $13,822,000         12.70%     LIBOR + [ ]       6.55       04/13 - 06/13      (Aa3/AA-/AA(low))
     M-4         $11,903,000         11.15%     LIBOR + [ ]       4.56       04/10 - 06/13       (A1/A+/A(high))
     M-5         $12,287,000          9.55%     LIBOR + [ ]       4.53       03/10 - 06/13           (A2/A/A)
     M-6          $9,599,000          8.30%     LIBOR + [ ]       4.51       02/10 - 06/13        (A3/A-/A(low))
     M-7          $9,215,000          7.10%     LIBOR + [ ]       4.50       02/10 - 06/13    (Baa1/BBB+/BBB(high))
     M-8          $8,831,000          5.95%     LIBOR + [ ]       4.49       01/10 - 06/13     (Baa1/BBB/BBB(high))
     M-9          $6,144,000          5.15%     LIBOR + [ ]       4.47       01/10 - 06/13       (Baa2/BBB-/BBB)
--------------- ---------------- -------------- ------------- -------------- --------------- -------------------------
Total:          $728,377,000

Non-Offered Certificates
------------------------

     B-1         $13,439,000         3.40%       7.00%            N/A             N/A                  N/A
     B-2          $4,991,000         2.75%       7.00%            N/A             N/A                  N/A
     B-3          $7,679,000         1.75%       7.00%            N/A             N/A                  N/A
--------------- --------------- ------------ --------------- --------------- --------------- -------------------------

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The rated final distribution date for the certificates is the Distribution Date in November 2036 and the last scheduled distribution date for the certificates is the Distribution Date in October 2046.
(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.
(5) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.
(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(1)
------------------------------

                                                          Adjustable Rate    Fixed Rate         Aggregate
-------------------------------------------------------- ----------------- ---------------- -------------------
 Scheduled Principal Balance:                               $528,682,630     $239,242,880        $767,925,511
 Number of Mortgage Loans:                                         1,890            1,557               3,447
 Average Scheduled Principal Balance:                           $279,726         $153,656            $222,781
 Weighted Average Gross Coupon:                                   8.093%           8.390%              8.185%
 Weighted Average Net Coupon: (2)                                 7.591%           7.889%              7.684%
 Weighted Average Current FICO Score:                                629              626                 628
 Weighted Average Original LTV Ratio:                             84.28%           69.64%              79.72%
 Weighted Average Combined Original LTV Ratio:                    84.28%           76.64%              81.90%
 Weighted Average Stated Remaining Term (months):                    357              348                 354
 Weighted Average Seasoning (months):                                  3                3                   3
 Weighted Average Months to Roll: (3)                                 26              N/A                  26
 Weighted Average Gross Margin: (3)                               6.141%              N/A              6.141%
 Weighted Average Initial Rate Cap: (3)                           2.339%              N/A              2.339%
 Weighted Average Periodic Rate Cap: (3)                          1.101%              N/A              1.101%
 Weighted Average Gross Maximum Lifetime Rate: (3)               14.292%              N/A             14.292%
 Non-Zero Weighted Average Back-Debt to Income Ratio:             43.72%           41.46%              43.02%
 Weighted Average Percentage of Loans with Mortgage
 Insurance:                                                        0.00%            0.00%               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated by NC Capital Corporation (29.45%), Ameriquest Mortgage Company (28.43%), Ownit Mortgage Solutions, Inc. (24.16%), AIG Federal Savings Bank (11.98%), and 15 other originators each of which comprises less than 5% of the aggregate Mortgage Loans (6.00%) and subsequently acquired by Credit-Based Asset Servicing and Securitization LLC ("C-BASS").

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 1.75%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "CBS06CB9" and on Bloomberg as "CBASS 2006-CB9".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $728,377,000. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to the product of (x) a fixed rate equal to 5.10% per annum (y) the swap notional amount as set forth below for that Distribution Date and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period (as defined in the swap agreement) and the denominator of which is 360, and the trust will be entitled to receive an amount equal to the product of (x) one-month LIBOR , as determined pursuant to the swap agreement, for the related calculation period, (y) the swap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

o This transaction will contain a one-month LIBOR interest rate cap agreement. Under the interest rate cap agreement, on each Distribution Date commencing in January 2007 and ending in November 2011, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.50%, (y) an amount equal to the lesser of (a) the cap notional amount as set forth below for that Distribution Date, and (b) the excess, if any, of (A) the aggregate class certificate balance of the LIBOR Certificates (prior to taking into account any distributions on such Distribution Date) over (B) the then current swap notional amount set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is
      360. The cap notional amount will amortize in accordance with the Interest Rate Cap schedule set forth below.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:              December 7, 2006

Cut-off Date:                       November 1, 2006

Expected Pricing Date:              Week of November 27, 2006

First Distribution Date:            December 26, 2006

Key Terms
---------

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B-1, Class B-2, Class B-3, Class R,
                                    Class R-X, Class CE-1, Class CE-2 and Class
                                    P Certificates

Class A Certificates:               Class A-1, Class A-2, Class A-3 and Class
                                    A-4 Certificates

Sequential Class M Certificates:    Class M-1, Class M-2, and Class M-3
                                    Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M Certificates:               Sequential Class M Certificates and Class
                                    M-4, Class M-5, Class M-6, Class M-7, Class
                                    M-8, and Class M-9 Certificates

Class B Certificates:               Class B-1, Class B-2 and Class B-3
                                    Certificates

Residual Certificates:              Class R and Class R-X Certificates

LIBOR Certificates:                 Class A and Class M Certificates

Fixed Rate Certificates:            Class B Certificates

Principal Certificates:             LIBOR Certificates and Fixed Rate
                                    Certificates

Depositor:                          GS Mortgage Securities Corp.

Sponsor:                            Credit-Based Asset Servicing and
                                    Securitization LLC

Lead Manager:                       Goldman, Sachs & Co.

Co-Managers:                        Banc of America Securities LLC, Citigroup
                                    Global Markets Inc, and BNP Paribas, Inc.

Servicer:                           Litton Loan Servicing LP, a subsidiary of
                                    the sponsor

Trustee:                            LaSalle Bank, National Association

Custodian:                          The Bank of New York

Swap and Cap Provider:              TBD

Servicing Fee Rate:                 50 bps

Servicing Fee:                      An amount equal to the Servicing Fee Rate of
                                    0.500% per annum on the aggregate unpaid principal balance of the Mortgage Loans. For so long as Litton Loan Servicing LP
                                    ("Litton") is the servicer, Litton will
                                    receive the Litton Servicing Fee and the holder of the Class CE-2 Certificates will receive the Excess Servicing Fee

Litton Servicing Fee:               The servicing fee to be paid to Litton as
                                    servicer of the Mortgage Loans in the amount of 0.15% per annum on the principal balance of each Mortgage Loan

Excess Servicing Fee:               An amount equal to 0.35% per annum on the
                                    principal balance of each Mortgage Loan to be paid to the holder of the Class CE-2
                                    Certificates on each Distribution Date

Trustee Fee Rate:                   No more than 0.12 bps

Expense Fee Rate:                   The aggregate of the Servicing Fee Rate and
                                    the Trustee Fee Rate

Expense Fee:                        The aggregate of the servicing fee at the
                                    Servicing Fee Rate and trustee fee at the Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the related Interest Accrual Period

Delay Days:                         0 day delay on the LIBOR Certificates

                                    24 day delay on the Fixed Rate Certificates

Prepayment Period:                  With respect to any Distribution Date, the
                                    period commencing the 16th day of the
                                    calendar month preceding the calendar month in which such Distribution Date occurs (or in the case of the first distribution date, from November 1, 2006) and ending on the 15th day of the calendar month in which such Distribution Date occurs.

Due Period:                         The period commencing on the second day of
                                    the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                          Actual/360 basis for the LIBOR Certificates

                                    30/360 basis for the Fixed Rate Certificates

Interest Accrual Period:            For the LIBOR Certificates from the prior
                                    Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Fixed Rate Certificates from and including the first day of the month

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    prior to the month in which the current
                                    Distribution Date occurs to and including the last day of such month.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: CPR starting
                                    at 2% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                    CPR in month 12 (an approximate 2.545%
                                    increase per month), remaining at 30% CPR for 10 months, then moving to 50% CPR for 5 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate mortgage loans: CPR starting at 2.3% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 23% CPR in month 10 (an approximate 2.300% increase per month), and remaining at 23% CPR thereafter.

Mortgage Loans:                     The trust will consist of subprime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Principal
                                    Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off Date:

                           Initial Gross WAC(1):                     8.1853%
                              Less Fees & Expenses(2):               0.5050%
                                                                  --------------
                           Net WAC(1):                               7.6803%
                              Less Initial Principal
                              Certificate Coupon (Approx.)(3):      [5.5291]%
                              Plus Initial Net Swap Inflow(3):      [0.2106]%
                                                                  --------------
                           Initial Excess Spread(1):                [2.3618]%

                                    (1) This amount will vary on each
                                       Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.
                                    (2) Assumes a fee of 50.50 bps.
                                    (3) Assumes 1-month LIBOR equal to 5.322%,
                                       initial marketing spreads and a 30-day
                                       month. This amount will vary on each
                                       Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:                 The Servicer will make certain advances of
                                    principal and interest, subject to
                                    recoverability. The Servicer will not
                                    advance principal on REO properties and is not required to make principal advances with respect to second lien mortgage loans. The
                                    Servicer will only make limited advances on defaulted balloon payments. The Servicer is not obligated to make advances with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the
                                    "Relief Act") or similar state laws.

Compensating Interest:              With respect to any Distribution Date, for
                                    each mortgage loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period occurring between the first day of the related Prepayment Period and the last day of the calendar month immediately preceding such Distribution Date an amount equal to the interest at the mortgage interest rate for such mortgage loan (the "Mortgage
                                    Interest Rate") (net of the Expense Fee
                                    Rate) on the amount of any principal
                                    prepayment in full for the number of days commencing on the date on which the principal prepayment is applied and ending on the last day of the calendar month immediately preceding such Distribution
                                    Date. The Servicer will cover prepayment interest shortfalls on mortgage loans to the extent that this amount does not exceed one-half of the Servicing Fee for such Distribution Date. However, the Servicer will not cover interest shortfalls due to application of the Relief Act or principal prepayments in part.

                                    With respect to any Distribution Date, the Servicer will have the right to retain as prepayment interest excess for each Mortgage Loan that was the subject of a principal prepayment in full during the portion of the related Prepayment Period occurring between the first day of the calendar month in which such Distribution Date occurs and the last day of the related Prepayment Period, an amount equal to interest at the applicable Mortgage Interest Rate (net of the Expense Fee Rate) on the amount of such principal prepayment for the number of days commencing on the first day of the calendar month in which such Distribution Date occurs and ending on the date on which such principal prepayment is so applied.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Moody's Investors Service, Inc., Fitch
                                    Ratings and Dominion Bond Rating Services will rate all of the Offered Certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Minimum Denomination:               $25,000 with regard to the Class A
                                    Certificates and $100,000 with regard to the Class M Certificates.

Legal Investment:                   It is anticipated that the Principal
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Principal Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement and          This term sheet does not contain all
Prospectus:                         information that is required to be included
                                    in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-866-471-2526.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/807641/
                                    000091412106000903/gs886094-s3.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE PRINCIPAL CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to a maximum rate as described below. Interest will be paid monthly, on all Fixed Rate Certificates, at a specified rate that will step up after the Optional Clean-up Call date, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the Principal Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates, however reductions attributable to the Maximum Rate Cap will not be reimbursed.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in December 2009; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 42.40%

             Initial Credit         Stepdown Date
Class   Enhancement Percentage(1)    Percentage
-----   -------------------------   -------------

  A               21.20%                42.40%
 M-1              17.50%                25.40%
 M-2              14.50%                25.40%
 M-3              12.70%                25.40%
 M-4              11.15%                22.30%
 M-5               9.55%                19.10%
 M-6               8.30%                16.60%
 M-7               7.10%                14.20%
 M-8               5.95%                11.90%
 M-9               5.15%                10.30%
 B-1               3.40%                 6.80%
 B-2               2.75%                 5.50%
 B-3               1.75%                 3.50%

(1) Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 41.86% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

          Distribution Dates                              Cumulative Realized Loss Percentage
--------------------------------------- -------------------------------------------------------------------------
    December 2008 - November 2009                              1.25% for the first month,
                                              plus an additional 1/12th of 1.60% for each month thereafter
--------------------------------------- -------------------------------------------------------------------------
    December 2009 - November 2010                               2.85% for the first month,
                                               plus an additional 1/12th of 1.65% for each month thereafter
--------------------------------------- -------------------------------------------------------------------------
    December 2010 - November 2011                              4.5% for the first month,
                                              plus an additional 1/12th of 1.30% for each month thereafter
--------------------------------------- -------------------------------------------------------------------------
    December 2011 - November 2012                              5.80% for the first month,
                                              plus an additional 1/12th of 0.80% for each month thereafter
--------------------------------------- -------------------------------------------------------------------------
    December 2012 - November 2013                              6.60% for the first month,
                                              plus an additional 1/12th of 0.05% for each month thereafter
--------------------------------------- -------------------------------------------------------------------------
     December 2013 and thereafter                                        6.65%
--------------------------------------- -------------------------------------------------------------------------

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For the Principal Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M Certificates will increase to 1.5 times the margin at issuance. For the Fixed Rate Certificates, the coupon will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ] % ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a fixed rate per annum equal to the least of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a fixed rate per annum equal to the least of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate per annum equal to the least of (i) 7.00% (7.50% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the WAC Cap, and (iii) the Maximum Rate Cap.

The Class CE-2, Class R and Class R-X Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) (x) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest Accrual Period and (y) with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, (B) less, solely with respect to calculating the WAC Cap for the LIBOR Certificates, net swap payments out of the trust, if any, and certain swap termination payments owed to the Swap Provider, if any, divided by the class certificate balance of the LIBOR Certificates at the beginning of the related Due Period multiplied by 12.

Maximum Rate Cap. As to any Distribution Date, a per annum rate equal to the product of (i) (x) with respect to the LIBOR Certificates, 30 divided by the actual number of days in the applicable Interest Accrual Period and (y) with respect to the Fixed Rate Certificates, 1, and (ii) (A) the weighted average of the maximum lifetime gross coupon of the Adjustable Rate Mortgage Loans and the gross coupon of the Fixed Rate Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, (B) plus, solely with respect to calculating the Maximum Rate Cap for the LIBOR Certificates, net swap receivable, if any, and certain swap termination payments owed to the Trust, if any, divided by the class certificate balance of the LIBOR Certificates at the beginning of the related Due Period multiplied by 12. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Principal Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap, up to but not exceeding the Maximum Rate Cap) over interest due on such class of certificates at a rate equal to the WAC Cap,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap, up to but not exceeding the Maximum Rate Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of Principal Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any interest received or advanced on the Mortgage Loans less (x) the Expense Fee, (y) net swap payments out of the trust, if any, and (z) certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the related prepayment period,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards together with accrued and unpaid interest therein, net of amounts reimbursable

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

to the Servicer for the related advances in respect of such Mortgage Loan. Realized Losses will not be allocated to the Class A Certificates.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 57.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.60% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 85.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 94.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (L) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (M) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) from the Interest Remittance Amount on Principal Certificates, to the Class A Certificates, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A Certificates), their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(iii) from any remaining Interest Remittance Amount on Principal Certificates to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount on Principal Certificates to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i) to the Class A Certificates, sequentially, in ascending numerical order, until the class certificate balances thereof have been reduced to zero,

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, sequentially, in ascending numerical order, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until their respective class certificate balances have been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xiii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class B-3, and Class CE-1 certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata based on their respective class certificate balances.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount and realized loss amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount and realized loss amount,

      (iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such classes, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, and Class B-3 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v)   certain swap termination payments to the Supplemental Interest
            Trust,

      (vi) if a 40-Year Trigger Event is in effect, then any remaining amounts, will be distributed sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, and Class B-3 Certificates until their respective class certificate balances have been reduced to zero,

      (vii) to the holders of the Class CE-1 certificates, any remaining amounts.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the swap provider or received from the swap provider and cap payments to the trust from the Interest Rate Cap Agreement. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii) to the Class A and M certificateholders, to pay interest according to sections (ii) and (iii) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) sequentially, to each class of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 , and Class M-9 Certificates, in that order, any remaining unpaid Realized Loss amounts for such Distribution Date,

(v) to the Class A and Class M certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid,

(vi) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vii) to the holders of the Class CE-1 certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Principal Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

Special Hazard Losses Special Hazard Losses are generally realized losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest outstanding Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Class Certificate Balances.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

                                    No Penalty    1-12 Months    13-24 Months   25-36 Months      Total
--------------------------------   ------------   ------------   ------------   ------------   ------------
2 YR ARM                            $13,988,246     $3,804,971    $53,265,049     $4,104,328    $75,162,595
2 YR ARM 40/30 DUAL AMORTIZATION     11,196,016      9,106,601     64,823,276              0     85,125,893
2 YR ARM 40/40                                0              0        148,432              0        148,432
2 YR ARM BALLOON 40/30                  329,047        870,057      9,231,363        515,631     10,946,098
2 YR ARM BALLOON 45/30                1,329,365      6,296,695     51,054,145     11,422,370     70,102,575
2 YR ARM BALLOON 50/30                  311,483        499,856     18,805,059        463,382     20,079,781
2 YR ARM IO                           3,085,011      5,382,048     65,619,749      7,966,220     82,053,029
3 YR ARM                             20,636,316      2,401,924      1,233,571     21,954,947     46,226,758
3 YR ARM 40/30 DUAL AMORTIZATION     13,908,159              0              0      9,087,735     22,995,893
3 YR ARM BALLOON 40/30                3,642,545      4,441,061      1,248,931     40,260,446     49,592,982
3 YR ARM BALLOON 45/30                2,152,093        235,715      1,589,207     19,588,105     23,565,120
3 YR ARM BALLOON 50/30                  482,773        414,936              0      3,385,336      4,283,044
3 YR ARM IO                           2,649,500      1,442,407      1,967,900     11,969,381     18,029,188
40 YR FIXED                                   0         94,900              0        234,899        329,799
5 YR ARM                                 79,823              0        228,322      1,694,140      2,002,285
5 YR ARM BALLOON 40/30                  275,341              0              0        406,569        681,910
5 YR ARM BALLOON 45/30                  383,838              0              0      3,652,342      4,036,180
5 YR ARM BALLOON 50/30                        0              0              0        159,191        159,191
5 YR ARM IO                           1,246,500      1,711,349        719,200      9,615,471     13,292,520
7 YR ARM BALLOON 45/30                        0              0              0        199,154        199,154
FIXED                                18,569,641     10,042,978      6,769,206    106,251,514    141,633,339
FIXED 40/30 DUAL AMORTIZATION         1,124,943        313,228        259,762      2,176,372      3,874,305
FIXED BALLOON 30/15                   1,571,390        340,986      1,078,551      1,154,988      4,145,915
FIXED BALLOON 40/30                   4,972,972      5,267,756      7,561,633     40,207,606     58,009,967
FIXED BALLOON 45/30                           0        403,950        947,541     12,382,064     13,733,556
FIXED BALLOON 50/30                           0        322,937        225,620      3,809,799      4,358,356
FIXED IO                                463,224      1,214,966        170,775     11,308,677     13,157,643
================================   ============   ============   ============   ============   ============
Total:                             $102,398,227    $54,609,323   $286,947,293   $323,970,667   $767,925,511
--------------------------------   ------------   ------------   ------------   ------------   ------------

                                   No Penalty    1-12 Months   13-24 Months   25-36 Months
--------------------------------   ----------    -----------   ------------   ------------
2 YR ARM                              1.82%          0.50%          6.94%          0.53%
2 YR ARM 40/30 DUAL AMORTIZATION      1.46           1.19           8.44           0.00
2 YR ARM 40/40                        0.00           0.00           0.02           0.00
2 YR ARM BALLOON 40/30                0.04           0.11           1.20           0.07
2 YR ARM BALLOON 45/30                0.17           0.82           6.65           1.49
2 YR ARM BALLOON 50/30                0.04           0.07           2.45           0.06
2 YR ARM IO                           0.40           0.70           8.55           1.04
3 YR ARM                              2.69           0.31           0.16           2.86
3 YR ARM 40/30 DUAL AMORTIZATION      1.81           0.00           0.00           1.18
3 YR ARM BALLOON 40/30                0.47           0.58           0.16           5.24
3 YR ARM BALLOON 45/30                0.28           0.03           0.21           2.55
3 YR ARM BALLOON 50/30                0.06           0.05           0.00           0.44
3 YR ARM IO                           0.35           0.19           0.26           1.56
40 YR FIXED                           0.00           0.01           0.00           0.03
5 YR ARM                              0.01           0.00           0.03           0.22
5 YR ARM BALLOON 40/30                0.04           0.00           0.00           0.05
5 YR ARM BALLOON 45/30                0.05           0.00           0.00           0.48
5 YR ARM BALLOON 50/30                0.00           0.00           0.00           0.02
5 YR ARM IO                           0.16           0.22           0.09           1.25
7 YR ARM BALLOON 45/30                0.00           0.00           0.00           0.03
FIXED                                 2.42           1.31           0.88          13.84
FIXED 40/30 DUAL AMORTIZATION         0.15           0.04           0.03           0.28
FIXED BALLOON 30/15                   0.20           0.04           0.14           0.15
FIXED BALLOON 40/30                   0.65           0.69           0.98           5.24
FIXED BALLOON 45/30                   0.00           0.05           0.12           1.61
FIXED BALLOON 50/30                   0.00           0.04           0.03           0.50
FIXED IO                              0.06           0.16           0.02           1.47
================================   ==========    ===========   ============   ============
Total:                               13.33%          7.11%         37.37%         42.19%
--------------------------------   ----------    -----------   ------------   ------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            Breakeven CDR Table for the Subordinate Certificates
            ----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on November 21,
      2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% P&I advancing
o Priced to call with collateral losses calculated through the life of the applicable bond
o     The Offered certificates are priced at par
o     Assumes bonds pay on 25th of month

--------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss          LIBOR Flat               0% Return
--------------------------------------------------------------------------------------------------------------------
     Class M-1     CDR (%)                                  33.24                    33.31                     34.72
                   Yield (%)                               5.1610                   4.8911                    0.0049
                   WAL                                       3.30                     3.30                      3.20
                   Modified Duration                         3.00                     3.00                      3.00
                   Principal Window                 Mar10 - Mar10            Mar10 - Mar10             Feb10 - Feb10
                   Principal Writedown          28,805.32 (0.10%)       300,376.91 (1.06%)     4,723,713.32 (16.63%)
                   Total Collat Loss      156,321,101.84 (20.36%)  156,568,415.06 (20.39%)   160,238,280.14 (20.87%)
--------------------------------------------------------------------------------------------------------------------
     Class M-2     CDR (%)                                  26.65                    26.72                     27.81
                   Yield (%)                               5.2433                   4.9132                    0.0473
                   WAL                                       3.72                     3.72                      3.60
                   Modified Duration                         3.34                     3.34                      3.33
                   Principal Window                 Aug10 - Aug10            Aug10 - Aug10             Jul10 - Jul10
                   Principal Writedown          12,461.65 (0.05%)       319,372.47 (1.39%)     4,329,502.50 (18.79%)
                   Total Collat Loss      136,981,922.24 (17.84%)  137,259,709.35 (17.87%)   140,586,999.17 (18.31%)
--------------------------------------------------------------------------------------------------------------------
     Class M-3     CDR (%)                                  23.20                    23.25                     23.92
                   Yield (%)                               5.2801                   4.8880                    0.0540
                   WAL                                       3.97                     3.97                      3.85
                   Modified Duration                         3.54                     3.54                      3.54
                   Principal Window                 Nov10 - Nov10            Nov10 - Nov10             Oct10 - Oct10
                   Principal Writedown           3,785.02 (0.03%)       238,765.90 (1.73%)     2,795,322.57 (20.22%)
                   Total Collat Loss      125,361,463.77 (16.32%)  125,574,140.39 (16.35%)   127,596,752.54 (16.62%)
--------------------------------------------------------------------------------------------------------------------
     Class M-4     CDR (%)                                  20.53                    20.58                     21.05
                   Yield (%)                               5.3246                   4.8653                    0.0778
                   WAL                                       4.13                     4.13                       4.1
                   Modified Duration                         3.67                     3.67                      3.73
                   Principal Window                 Jan11 - Jan11            Jan11 - Jan11             Jan11 - Jan11
                   Principal Writedown           7,003.48 (0.06%)       254,956.52 (2.14%)     2,573,920.62 (21.62%)
                   Total Collat Loss      115,151,611.09 (15.00%)  115,376,822.10 (15.02%)   117,482,182.06 (15.30%)
--------------------------------------------------------------------------------------------------------------------
     Class M-5     CDR (%)                                  17.89                    17.98                     18.52
                   Yield (%)                               5.6440                   4.8477                    0.0637
                   WAL                                       4.38                     4.38                      4.24
                   Modified Duration                         3.83                     3.84                      3.83
                   Principal Window                 Apr11 - Apr11            Apr11 - Apr11             Mar11 - Mar11
                   Principal Writedown             807.51 (0.01%)       473,005.28 (3.85%)     2,913,682.06 (23.71%)
                   Total Collat Loss      104,812,997.11 (13.65%)  105,243,813.33 (13.70%)   107,203,303.21 (13.96%)
--------------------------------------------------------------------------------------------------------------------
     Class M-6     CDR (%)                                  15.98                    16.06                     16.49
                   Yield (%)                               5.8331                   4.9301                    0.0074
                   WAL                                       4.55                     4.55                      4.40
                   Modified Duration                         3.94                     3.95                      3.94
                   Principal Window                 Jun11 - Jun11            Jun11 - Jun11             May11 - May11
                   Principal Writedown           8,899.34 (0.09%)       445,226.88 (4.64%)     2,469,491.28 (25.73%)
                   Total Collat Loss       96,555,779.47 (12.57%)   96,957,004.08 (12.63%)    98,562,745.24 (12.83%)
--------------------------------------------------------------------------------------------------------------------
     Class M-7     CDR (%)                                  14.23                    14.34                     14.73
                   Yield (%)                               6.1838                   4.8949                    0.0759
                   WAL                                       4.72                     4.71                      4.54
                   Modified Duration                         4.02                     4.04                      4.02
                   Principal Window                 Aug11 - Aug11            Aug11 - Aug11             Jul11 - Jul11
                   Principal Writedown          39,226.36 (0.43%)       657,917.05 (7.14%)     2,590,342.37 (28.11%)
                   Total Collat Loss       88,553,848.75 (11.53%)   89,130,546.72 (11.61%)    90,687,387.36 (11.81%)
--------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            ----------------------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month Forward LIBOR curves (as of close on November 21,
      2006) are used
o     40% loss severity
o     There is a 6 month lag in recoveries
o     100% P&I advancing
o Priced to call with collateral losses calculated through the life of the applicable bond
o     The Offered certificates are priced at par
o     Assumes bonds pay on 25th of month

--------------------------------------------------------------------------------------------------------------------
                                          First Dollar of Loss          LIBOR Flat               0% Return
--------------------------------------------------------------------------------------------------------------------
     Class M-8     CDR (%)                                  12.62                   12.81                     13.15
                   Yield (%)                               7.2068                  4.8476                    0.1337
                   WAL                                       4.88                    4.86                      4.65
                   Modified Duration                         4.03                    4.05                      4.03
                   Principal Window                 Oct11 - Oct11           Oct11 - Oct11             Sep11 - Sep11
                   Principal Writedown          43,249.61 (0.49%)   1,157,521.44 (13.11%)     2,939,437.12 (33.29%)
                   Total Collat Loss       80,781,948.90 (10.52%)  81,820,847.42 (10.65%)    83,248,845.83 (10.84%)
--------------------------------------------------------------------------------------------------------------------
     Class M-9     CDR (%)                                  11.56                   11.70                     11.91
                   Yield (%)                               7.3873                  4.8475                    0.2246
                   WAL                                       4.97                    4.94                      4.82
                   Modified Duration                         4.07                    4.09                      4.12
                   Principal Window                 Nov11 - Nov11           Nov11 - Nov11             Nov11 - Nov11
                   Principal Writedown          32,281.96 (0.53%)     884,540.98 (14.40%)     2,154,796.47 (35.07%)
                   Total Collat Loss        75,278,170.67 (9.80%)   76,066,155.72 (9.91%)    77,243,068.48 (10.06%)
--------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is not exercised

                                 ----------------------------------------------------------------------------------------
                                    50% PPA        75% PPA       100% PPA      125% PPA       150% PPA      175% PPA
-------------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                       1.76          1.25           1.00          0.83           0.71          0.62
            First Prin Pay             1              1             1              1             1              1
            Last Prin Pay              43            29             22            19             16            14
-------------------------------------------------------------------------------------------------------------------------
Class A-2   WAL                       4.07          2.68           2.00          1.69           1.46          1.26
            First Prin Pay             43            29             22            19             16            14
            Last Prin Pay              58            39             27            22             20            17
-------------------------------------------------------------------------------------------------------------------------
Class A-3   WAL                       7.03          4.62           3.00          2.13           1.80          1.59
            First Prin Pay             58            39             27            22             20            17
            Last Prin Pay             120            79             58            31             25            22
-------------------------------------------------------------------------------------------------------------------------
Class A-4   WAL                      15.23          10.34          7.59          4.83           2.33          1.92
            First Prin Pay            120            79             58            31             25            22
            Last Prin Pay             331            250           189            149            33            26
-------------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                       5.76          3.82           3.66          4.20           4.04          3.26
            First Prin Pay             51            37             41            47             33            26
            Last Prin Pay              91            60             47            55             58            47
-------------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                       9.97          6.57           4.82          5.00           5.60          4.54
            First Prin Pay             91            60             47            55             58            47
            Last Prin Pay             159            106            77            66             81            66
-------------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                      17.83          12.19          8.96          7.01           7.97          6.53
            First Prin Pay            159            106            77            66             81            66
            Last Prin Pay             294            210           157            122           120            99
-------------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                       9.74          6.51           5.03          4.49           4.15          3.32
            First Prin Pay             51            37             41            45             45            35
            Last Prin Pay             266            186           138            107            86            70
-------------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                       9.71          6.49           4.99          4.38           3.96          3.16
            First Prin Pay             51            37             40            43             42            33
            Last Prin Pay             259            179           133            103            83            67
-------------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                       9.67          6.46           4.95          4.29           3.83          3.04
            First Prin Pay             51            37             39            42             40            32
            Last Prin Pay             250            173           127            99             79            64
-------------------------------------------------------------------------------------------------------------------------
Class M-7   WAL                       9.63          6.42           4.90          4.22           3.71          2.96
            First Prin Pay             51            37             39            41             39            31
            Last Prin Pay             241            166           122            95             76            62
-------------------------------------------------------------------------------------------------------------------------
Class M-8   WAL                       9.57          6.37           4.86          4.14           3.62          2.88
            First Prin Pay             51            37             38            40             38            30
            Last Prin Pay             231            158           116            90             72            59
-------------------------------------------------------------------------------------------------------------------------
Class M-9   WAL                       9.50          6.32           4.80          4.09           3.54          2.83
            First Prin Pay             51            37             38            39             37            30
            Last Prin Pay             220            150           110            85             68            55
-------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
o     1-month and 6-month LIBOR remain static
o     10% Clean Up Call is exercised on the first date possible

                                 ----------------------------------------------------------------------------------------
                                    50% PPA        75% PPA       100% PPA      125% PPA       150% PPA      175% PPA
-------------------------------------------------------------------------------------------------------------------------
Class A-1   WAL                       1.76          1.25           1.00          0.83           0.71          0.62
            First Prin Pay             1              1             1              1             1              1
            Last Prin Pay              43            29             22            19             16            14
-------------------------------------------------------------------------------------------------------------------------
Class A-2   WAL                       4.07          2.68           2.00          1.69           1.46          1.26
            First Prin Pay             43            29             22            19             16            14
            Last Prin Pay              58            39             27            22             20            17
-------------------------------------------------------------------------------------------------------------------------
Class A-3   WAL                       7.03          4.62           3.00          2.13           1.80          1.59
            First Prin Pay             58            39             27            22             20            17
            Last Prin Pay             120            79             58            31             25            22
-------------------------------------------------------------------------------------------------------------------------
Class A-4   WAL                      12.64          8.40           6.10          3.70           2.33          1.92
            First Prin Pay            120            79             58            31             25            22
            Last Prin Pay             163            109            79            61             33            26
-------------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                       5.76          3.82           3.66          4.20           3.79          3.04
            First Prin Pay             51            37             41            47             33            26
            Last Prin Pay              91            60             47            55             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                       9.97          6.57           4.82          4.92           4.05          3.22
            First Prin Pay             91            60             47            55             49            39
            Last Prin Pay             159            106            77            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                      13.54          9.04           6.55          5.05           4.05          3.22
            First Prin Pay            159            106            77            61             49            39
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                       8.89          5.89           4.56          4.12           3.86          3.07
            First Prin Pay             51            37             41            45             45            35
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                       8.89          5.89           4.53          4.02           3.68          2.92
            First Prin Pay             51            37             40            43             42            33
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-6   WAL                       8.89          5.89           4.51          3.95           3.56          2.82
            First Prin Pay             51            37             39            42             40            32
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-7   WAL                       8.89          5.89           4.50          3.90           3.47          2.75
            First Prin Pay             51            37             39            41             39            31
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-8   WAL                       8.89          5.89           4.49          3.86           3.40          2.69
            First Prin Pay             51            37             38            40             38            30
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------
Class M-9   WAL                       8.89          5.89           4.47          3.83           3.35          2.66
            First Prin Pay             51            37             38            39             37            30
            Last Prin Pay             163            109            79            61             49            39
-------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One- and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on November 21, 2006,
(ii) day count convention of 30/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption, and (iv) net swap flows, if any, and interest rate cap payments, if any, are included. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution     Excess              Distribution     Excess              Distribution     Excess
Period       Date       Spread (%)   Period       Date       Spread (%)   Period       Date       Spread (%)
------   ------------   ----------   ------   ------------   ----------   ------   ------------   ----------
     1      Dec-06            4.42       49      Dec-10            3.98       97      Dec-14            3.65
     2      Jan-07            2.24       50      Jan-11            3.81       98      Jan-15            3.48
     3      Feb-07            2.24       51      Feb-11            3.81       99      Feb-15            3.49
     4      Mar-07            2.73       52      Mar-11            4.28      100      Mar-15            4.02
     5      Apr-07            2.23       53      Apr-11            3.79      101      Apr-15            3.51
     6      May-07            2.39       54      May-11            3.94      102      May-15            3.69
     7      Jun-07            2.22       55      Jun-11            3.76      103      Jun-15            3.52
     8      Jul-07            2.38       56      Jul-11            3.91      104      Jul-15            3.70
     9      Aug-07            2.22       57      Aug-11            3.76      105      Aug-15            3.54
    10      Sep-07            2.22       58      Sep-11            3.76      106      Sep-15            3.56
    11      Oct-07            2.39       59      Oct-11            3.94      107      Oct-15            3.75
    12      Nov-07            2.23       60      Nov-11            3.77      108      Nov-15            3.59
    13      Dec-07            2.40       61      Dec-11            3.97      109      Dec-15            3.78
    14      Jan-08            2.25       62      Jan-12            3.79      110      Jan-16            3.63
    15      Feb-08            2.25       63      Feb-12            3.79      111      Feb-16            3.64
    16      Mar-08            2.59       64      Mar-12            4.11      112      Mar-16            4.00
    17      Apr-08            2.26       65      Apr-12            3.78      113      Apr-16            3.68
    18      May-08            2.43       66      May-12            3.93      114      May-16            3.87
    19      Jun-08            2.27       67      Jun-12            3.75      115      Jun-16            3.72
    20      Jul-08            2.58       68      Jul-12            3.90      116      Jul-16            3.91
    21      Aug-08            2.64       69      Aug-12            3.74      117      Aug-16            3.77
    22      Sep-08            2.84       70      Sep-12            3.74      118      Sep-16            3.79
    23      Oct-08            3.29       71      Oct-12            3.91      119      Oct-16            3.97
    24      Nov-08            3.25       72      Nov-12            3.74      120      Nov-16            3.83
    25      Dec-08            3.40       73      Dec-12            3.90
    26      Jan-09            3.26       74      Jan-13            3.73
    27      Feb-09            3.27       75      Feb-13            3.73
    28      Mar-09            3.81       76      Mar-13            4.22
    29      Apr-09            3.35       77      Apr-13            3.73
    30      May-09            3.51       78      May-13            3.89
    31      Jun-09            3.35       79      Jun-13            3.72
    32      Jul-09            3.49       80      Jul-13            3.60
    33      Aug-09            3.54       81      Aug-13            3.43
    34      Sep-09            3.58       82      Sep-13            3.43
    35      Oct-09            3.90       83      Oct-13            3.61
    36      Nov-09            3.76       84      Nov-13            3.44
    37      Dec-09            3.90       85      Dec-13            3.61
    38      Jan-10            3.68       86      Jan-14            3.44
    39      Feb-10            3.78       87      Feb-14            3.44
    40      Mar-10            4.31       88      Mar-14            3.96
    41      Apr-10            3.84       89      Apr-14            3.44
    42      May-10            4.00       90      May-14            3.62
    43      Jun-10            3.83       91      Jun-14            3.45
    44      Jul-10            3.98       92      Jul-14            3.62
    45      Aug-10            3.82       93      Aug-14            3.46
    46      Sep-10            3.81       94      Sep-14            3.46
    47      Oct-10            3.99       95      Oct-14            3.64
    48      Nov-10            3.83       96      Nov-14            3.47

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Effective WAC Cap . The information in the following table has been prepared in accordance with the following assumptions (i) one- and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and
(iv) net swap receipts, if any, and Interest Rate Cap payments, if any, are included in the Effective WAC Cap calculation and weighted by the class certificate balance of the LIBOR Certificates. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

         Distribution    Effective             Distribution    Effective             Distribution    Effective
Period       Date       WAC Cap (%)   Period       Date       WAC Cap (%)   Period       Date       WAC Cap (%)
------   ------------   -----------   ------   ------------   -----------   ------   ------------   -----------
     1      Dec-06            27.70       49      Dec-10            24.63       97      Dec-14            10.17
     2      Jan-07            22.32       50      Jan-11            24.26       98      Jan-15             9.82
     3      Feb-07            22.32       51      Feb-11            24.35       99      Feb-15             9.80
     4      Mar-07            23.10       52      Mar-11            25.46      100      Mar-15            10.83
     5      Apr-07            22.29       53      Apr-11            24.35      101      Apr-15             9.77
     6      May-07            22.52       54      May-11            24.67      102      May-15            10.07
     7      Jun-07            22.25       55      Jun-11            24.30      103      Jun-15             9.73
     8      Jul-07            22.48       56      Jul-11            24.62      104      Jul-15            10.04
     9      Aug-07            22.21       57      Aug-11            24.33      105      Aug-15             9.70
    10      Sep-07            22.19       58      Sep-11            24.32      106      Sep-15             9.68
    11      Oct-07            22.41       59      Oct-11            24.74      107      Oct-15             9.98
    12      Nov-07            22.14       60      Nov-11            24.40      108      Nov-15             9.65
    13      Dec-07            22.36       61      Dec-11            10.76      109      Dec-15             9.95
    14      Jan-08            22.09       62      Jan-12            10.40      110      Jan-16             9.61
    15      Feb-08            22.07       63      Feb-12            10.39      111      Feb-16             9.59
    16      Mar-08            22.56       64      Mar-12            11.09      112      Mar-16            10.24
    17      Apr-08            22.03       65      Apr-12            10.36      113      Apr-16             9.56
    18      May-08            22.25       66      May-12            10.68      114      May-16             9.86
    19      Jun-08            21.98       67      Jun-12            10.32      115      Jun-16             9.53
    20      Jul-08            22.34       68      Jul-12            10.65      116      Jul-16             9.83
    21      Aug-08            22.27       69      Aug-12            10.29      117      Aug-16             9.49
    22      Sep-08            22.42       70      Sep-12            10.28      118      Sep-16             9.48
    23      Oct-08            22.96       71      Oct-12            10.63      119      Oct-16             9.78
    24      Nov-08            22.75       72      Nov-12            10.27      120      Nov-16             9.44
    25      Dec-08            22.99       73      Dec-12            10.59
    26      Jan-09            22.75       74      Jan-13            10.23
    27      Feb-09            22.83       75      Feb-13            10.22
    28      Mar-09            23.82       76      Mar-13            11.30
    29      Apr-09            22.92       77      Apr-13            10.19
    30      May-09            23.19       78      May-13            10.51
    31      Jun-09            22.87       79      Jun-13            10.16
    32      Jul-09            23.21       80      Jul-13            10.48
    33      Aug-09            23.19       81      Aug-13            10.12
    34      Sep-09            23.34       82      Sep-13            10.10
    35      Oct-09            23.90       83      Oct-13            10.43
    36      Nov-09            23.65       84      Nov-13            10.07
    37      Dec-09            23.97       85      Dec-13            10.39
    38      Jan-10            23.68       86      Jan-14            10.04
    39      Feb-10            23.87       87      Feb-14            10.02
    40      Mar-10            25.01       88      Mar-14            11.07
    41      Apr-10            24.01       89      Apr-14             9.98
    42      May-10            24.32       90      May-14            10.29
    43      Jun-10            23.96       91      Jun-14             9.94
    44      Jul-10            24.33       92      Jul-14            10.26
    45      Aug-10            24.16       93      Aug-14             9.91
    46      Sep-10            24.21       94      Sep-14             9.89
    47      Oct-10            24.65       95      Oct-14            10.20
    48      Nov-10            24.32       96      Nov-14             9.86

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $728,377,000. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to the product of
(x) a fixed rate equal to 5.10% per annum (y) the swap notional amount as set forth below for that Distribution Date and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period (as defined in the swap agreement) and the denominator of which is 360, and the trust will be entitled to receive an amount equal to the product of (x) one-month LIBOR, as determined pursuant to the swap agreement, for the related calculation period, (y) the swap notional amount as set forth below for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule

                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date    Amount ($)
------   -----------------   -------------   ------   -----------------   -------------
     1        Dec-06           728,377,000       38        Jan-10           116,370,501
     2        Jan-07           717,971,758       39        Feb-10           110,910,337
     3        Feb-07           704,952,557       40        Mar-10           105,724,617
     4        Mar-07           689,335,180       41        Apr-10           100,798,323
     5        Apr-07           671,160,573       42        May-10            96,117,744
     6        May-07           650,495,079       43        Jun-10            91,669,783
     7        Jun-07           627,443,664       44        Jul-10            87,442,157
     8        Jul-07           602,252,697       45        Aug-10            83,423,272
     9        Aug-07           575,849,628       46        Sep-10            79,602,196
    10        Sep-07           549,383,387       47        Oct-10            75,968,556
    11        Oct-07           523,348,591       48        Nov-10            72,512,596
    12        Nov-07           498,343,360       49        Dec-10            69,225,044
    13        Dec-07           474,470,731       50        Jan-11            66,097,159
    14        Jan-08           451,678,545       51        Feb-11            63,120,678
    15        Feb-08           429,917,077       52        Mar-11            60,287,789
    16        Mar-08           409,138,924       53        Apr-11            57,591,104
    17        Apr-08           389,286,342       54        May-11            55,023,635
    18        May-08           370,330,780       55        Jun-11            52,578,774
    19        Jun-08           350,391,738       56        Jul-11            50,250,267
    20        Jul-08           326,151,810       57        Aug-11            48,032,033
    21        Aug-08           301,046,536       58        Sep-11            45,916,981
    22        Sep-08           274,272,093       59        Oct-11            43,900,428
    23        Oct-08           249,104,845       60        Nov-11            41,978,199
    24        Nov-08           227,204,147       61        Dec-11                     0
    25        Dec-08           209,788,106
    26        Jan-09           195,031,676
    27        Feb-09           183,078,266
    28        Mar-09           172,229,623
    29        Apr-09           161,944,045
    30        May-09           152,191,162
    31        Jun-09           142,941,683
    32        Jul-09           134,168,053
    33        Aug-09           125,844,509
    34        Sep-09           123,252,044
    35        Oct-09           123,252,044
    36        Nov-09           123,252,044
    37        Dec-09           122,120,080

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Rate Cap. On the Closing Date, the Trustee will enter into an interest rate cap agreement. Under the interest rate cap agreement, on each Distribution Date commencing on January 2007 and ending on November 2011, the trust will be entitled to receive an amount equal to the product of (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the cap agreement), over (ii) 6.50%, (y) an amount equal to the lesser of (a) the cap notional amount as set forth below for that Distribution Date, and (b) the excess, if any, of (A) the aggregate class certificate balance of the LIBOR Certificates (prior to taking into account any distributions on such Distribution Date) over (B) the then current swap notional amount set forth above for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

Interest Rate Cap                                        Strike Rate (%)
-------------------------------------------------------------------------------
Interest Rate Cap                                             6.50%

                         The Interest Rate Cap Schedule

                             Cap Notional                                 Cap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date    Amount ($)
------   -----------------   -------------   ------   -----------------   -------------
     1        Dec-06                     0       38        Jan-10           116,309,583
     2        Jan-07             3,563,503       39        Feb-10           118,881,335
     3        Feb-07             8,060,550       40        Mar-10           117,205,425
     4        Mar-07            13,484,775       41        Apr-10           115,484,289
     5        Apr-07            19,815,385       42        May-10           113,724,832
     6        May-07            27,016,870       43        Jun-10           111,933,176
     7        Jun-07            35,033,412       44        Jul-10           110,115,090
     8        Jul-07            43,748,155       45        Aug-10           108,275,907
     9        Aug-07            52,763,951       46        Sep-10           106,420,573
    10        Sep-07            61,591,902       47        Oct-10           104,553,544
    11        Oct-07            70,028,192       48        Nov-10           102,678,996
    12        Nov-07            77,832,030       49        Dec-10           100,800,658
    13        Dec-07            84,976,859       50        Jan-11            98,921,977
    14        Jan-08            91,501,639       51        Feb-11            97,046,103
    15        Feb-08            97,443,265       52        Mar-11            95,175,906
    16        Mar-08           102,836,674       53        Apr-11            93,313,995
    17        Apr-08           107,720,147       54        May-11            91,462,736
    18        May-08           112,118,439       55        Jun-11            89,624,270
    19        Jun-08           116,805,432       56        Jul-11            87,800,528
    20        Jul-08           123,037,036       57        Aug-11            85,993,034
    21        Aug-08           129,223,917       58        Sep-11            84,201,308
    22        Sep-08           135,632,633       59        Oct-11            82,425,105
    23        Oct-08           140,875,034       60        Nov-11            80,668,402
    24        Nov-08           144,495,988       61        Dec-11                     0
    25        Dec-08           146,406,973
    26        Jan-09           147,293,803
    27        Feb-09           147,273,524
    28        Mar-09           146,880,857
    29        Apr-09           146,281,414
    30        May-09           145,494,629
    31        Jun-09           144,537,951
    32        Jul-09           143,427,637
    33        Aug-09           142,179,014
    34        Sep-09           135,506,240
    35        Oct-09           126,533,060
    36        Nov-09           117,844,187
    37        Dec-09           110,560,005

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans - Aggregate(1)

Scheduled Principal Balance:                                       $767,925,511
Number of Mortgage Loans:                                                 3,447
Average Scheduled Principal Balance:                                   $222,781
Weighted Average Gross Coupon:                                           8.185%
Weighted Average Net Coupon: (2)                                         7.684%
Weighted Average Current FICO Score:                                        628
Weighted Average Original LTV Ratio:                                     79.72%
Weighted Average Combined Original LTV Ratio:                            81.90%
Weighted Average Stated Remaining Term (months):                            354
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                       6.141%
Weighted Average Initial Rate Cap: (3)                                   2.339%
Weighted Average Periodic Rate Cap: (3)                                  1.101%
Weighted Average Gross Maximum Lifetime Rate: (3)                       14.292%
Non-Zero Weighted Average Back-Debt to Income Ratio:                     43.02%
Weighted Average Percentage of Loans with Mortgage Insurance:             0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Principal Balance         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
$50,000 & Below                      334   $12,579,470       1.64%    10.714%       690       $37,663     97.74%   27.57%     91.70%
$50,001 - $75,000                    171    10,576,699       1.38      9.666        659        61,852     83.26    54.77      90.06
$75,001 - $100,000                   189    17,040,983       2.22      8.864        613        90,164     71.90    75.37      85.55
$100,001 - $125,000                  211    24,025,166       3.13      8.785        606       113,863     74.64    77.08      91.66
$125,001 - $150,000                  285    39,517,969       5.15      8.446        618       138,660     77.97    78.23      90.67
$150,001 - $200,000                  578   100,729,844      13.12      8.284        621       174,273     78.61    70.82      91.97
$200,001 - $250,000                  484   109,212,860      14.22      8.243        621       225,646     80.06    65.92      88.53
$250,001 - $300,000                  329    90,402,467      11.77      8.115        626       274,780     81.69    61.84      94.27
$300,001 - $350,000                  273    88,493,151      11.52      8.025        622       324,151     83.31    59.30      92.65
$350,001 - $400,000                  206    76,761,570      10.00      7.846        635       372,629     84.43    51.36      94.14
$400,001 & Above                     387   198,585,331      25.86      7.916        636       513,140     84.52    50.27      95.33
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Rate                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
5.000 - 5.499%                         3      $794,717       0.10%     5.341%       639      $264,906     79.99%  100.00%    100.00%
5.500 - 5.999%                         9     3,827,541       0.50      5.829        708       425,282     73.11    89.02     100.00
6.000 - 6.499%                        52    13,920,487       1.81      6.291        666       267,702     77.50    87.31      98.19
6.500 - 6.999%                       397   113,637,139      14.80      6.770        684       286,240     75.24    67.68      97.14
7.000 - 7.499%                       311    84,840,631      11.05      7.258        641       272,799     78.08    64.73      96.14
7.500 - 7.999%                       640   166,429,167      21.67      7.762        624       260,046     79.91    62.70      94.16
8.000 - 8.499%                       388    95,005,431      12.37      8.252        617       244,859     83.31    62.53      91.52
8.500 - 8.999%                       579   139,434,511      18.16      8.753        609       240,820     86.00    57.26      89.54
9.000% & Above                     1,068   150,035,885      19.54      9.933        601       140,483     87.25    47.14      88.54
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Current FICO Score

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Fico Score                Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
740 & Above                          196   $40,950,056       5.33%     7.486%       765      $208,929     81.07%   46.37%     91.64%
720 - 739                            137    25,685,879       3.34      7.488        729       187,488     80.34    38.06      93.63
700 - 719                            181    37,578,038       4.89      7.497        708       207,613     80.45    45.73      92.24
680 - 699                            274    47,695,407       6.21      7.791        689       174,071     82.32    44.95      90.94
660 - 679                            303    59,734,938       7.78      7.862        668       197,145     82.28    54.39      90.56
640 - 659                            401    85,694,621      11.16      8.114        649       213,702     82.93    53.19      89.60
620 - 639                            419   110,727,204      14.42      8.046        629       264,265     85.14    59.65      90.09
600 - 619                            437   110,228,547      14.35      8.331        609       252,239     84.03    60.68      92.40
580 - 599                            334    81,042,594      10.55      8.405        589       242,642     83.48    71.87      94.89
560 - 579                            278    62,707,127       8.17      8.562        569       225,565     79.37    69.19      95.02
540 - 559                            226    56,516,275       7.36      8.520        551       250,072     79.37    73.50      96.59
520 - 539                            141    27,310,522       3.56      9.158        531       193,692     75.51    81.97      98.60
500 - 519                            120    22,054,303       2.87      9.505        509       183,786     70.76    84.10      97.41
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Lien                              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1                                  3,001  $746,524,109      97.21%     8.113%       626      $248,758     81.40%   61.30%     92.63%
2                                    446    21,401,401       2.79     10.708        695        47,985     99.48    22.91      94.02
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Combined Original LTV             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       346   $59,398,178       7.73%     7.853%       610      $171,671     49.01%   64.25%     90.53%
60.01 - 70.00%                       332    73,264,047       9.54      8.005        601       220,675     66.68    61.90      91.08
70.01 - 80.00%                       975   239,667,097      31.21      7.607        657       245,812     78.63    57.43      96.26
80.01 - 85.00%                       240    66,316,394       8.64      8.331        600       276,318     84.53    61.94      86.60
85.01 - 90.00%                       560   158,271,849      20.61      8.462        604       282,628     89.62    62.69      88.81
90.01 - 95.00%                       427   119,680,390      15.58      8.549        623       280,282     94.73    60.19      94.14
95.01 - 100.00%                      567    51,327,555       6.68      9.638        671        90,525     99.87    56.51      96.92
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Original LTV                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       792   $80,799,580      10.52%     8.609%       632      $102,020     62.38%   53.30%     91.46%
60.01 - 70.00%                       332    73,264,047       9.54      8.005        601       220,675     66.68    61.90      91.08
70.01 - 80.00%                       974   239,497,272      31.19      7.606        657       245,890     78.63    57.47      96.25
80.01 - 85.00%                       240    66,316,394       8.64      8.331        600       276,318     84.53    61.94      86.60
85.01 - 90.00%                       554   157,996,566      20.57      8.458        604       285,192     89.62    62.79      88.81
90.01 - 95.00%                       412   119,128,664      15.51      8.537        622       289,147     94.73    60.40      94.15
95.01 - 100.00%                      143    30,922,988       4.03      8.932        655       216,245     99.83    78.29      98.74
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Documentation                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Full Doc                           2,107  $462,502,007      60.23%     8.019%       617      $219,507     81.67%  100.00%     93.52%
Stated Doc                         1,231   277,016,547      36.07      8.459        648       225,034     81.73     0.00      90.68
Limited Doc                           91    26,937,483       3.51      8.145        607       296,016     87.85     0.00      99.27
No Doc                                18     1,469,474       0.19      9.669        648        81,637     78.69     0.00      74.18
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Purpose                           Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Cashout Refi                       1,840  $460,926,092      60.02%     8.204%       608      $250,503     79.96%   64.51%     93.05%
Purchase                           1,431   272,676,039      35.51      8.147        662       190,549     85.63    51.33      91.90
Rate/term Refi                       176    34,323,379       4.47      8.241        619       195,019     78.31    73.42      93.60
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Occupancy                         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Owner Occupied                     3,155  $711,590,191      92.66%     8.142%       627      $225,544     81.96%   60.79%    100.00%
Investor                             225    44,512,166       5.80      8.725        645       197,832     80.30    57.73       0.00
Second Home                           67    11,823,154       1.54      8.757        637       176,465     84.60    36.01       0.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Property Type                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Single Family                      2,566  $580,479,197      75.59%     8.139%       626      $226,219     81.46%   60.50%     94.32%
PUD                                  508   109,390,349      14.24      8.247        628       215,335     83.87    65.64      91.50
Condo                                214    37,227,777       4.85      8.438        641       173,962     85.08    60.60      85.90
2 Family                             125    32,654,969       4.25      8.414        637       261,240     80.47    38.97      78.09
3-4 Family                            32     7,665,011       1.00      8.564        656       239,532     77.87    52.50      78.16
Condo Hi-rise                          2       508,207       0.07      8.970        574       254,103     87.31    34.53     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
State                             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
CA                                   833  $266,553,456      34.71%     7.732%       643      $319,992     80.14%   48.07%     95.70%
FL                                   645   118,420,942      15.42      8.499        619       183,598     82.46    59.97      90.65
AZ                                   175    33,793,939       4.40      8.452        621       193,108     85.47    59.10      88.55
NV                                   124    30,055,473       3.91      8.021        634       242,383     84.46    67.01      94.60
NY                                    91    29,046,444       3.78      8.114        613       319,192     77.80    44.21      98.57
WA                                   107    25,617,864       3.34      8.022        644       239,419     81.14    67.32      91.35
IL                                   100    24,059,919       3.13      8.828        605       240,599     86.65    64.35      91.92
TX                                   158    21,759,031       2.83      8.746        606       137,715     81.15    69.93      86.24
CO                                   106    20,321,537       2.65      7.921        626       191,713     83.64    79.62      95.18
MD                                    77    19,600,879       2.55      8.202        598       254,557     79.56    73.47      94.28
Other                              1,031   178,696,027      23.27      8.538        621       173,323     83.35    73.80      89.58
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Zip                               Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
91766                                  7    $2,760,229       0.36%     8.008%       597      $394,318     83.18%   47.42%    100.00%
92376                                  9     2,486,232       0.32      7.357        625       276,248     75.35    37.71     100.00
89148                                  6     2,485,931       0.32      8.440        633       414,322     85.71    64.80      98.51
92337                                  6     2,218,035       0.29      8.776        602       369,673     88.37    42.90     100.00
93312                                  7     2,185,683       0.28      7.376        631       312,240     80.19    68.29     100.00
90250                                  5     2,130,691       0.28      7.754        603       426,138     80.88    52.36     100.00
90047                                  6     2,080,924       0.27      7.008        667       346,821     79.03    56.03     100.00
92223                                  6     2,014,077       0.26      7.770        637       335,679     83.63    72.37     100.00
94551                                  3     1,947,318       0.25      6.816        676       649,106     83.81    74.04     100.00
90221                                  6     1,884,601       0.25      7.641        640       314,100     78.01    33.36     100.00
Other                              3,386   745,731,790      97.11      8.199        628       220,240     81.90    60.40      92.45
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
Remaining Months                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
To Maturity                       Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1 - 180                              132    $9,706,617       1.26%     9.645%       639       $73,535     80.45%   60.82%     91.01%
181 - 240                             20     2,800,819       0.36      8.472        625       140,041     75.02    88.78      90.87
241 - 360                          3,292   754,939,843      98.31      8.165        628       229,326     81.94    60.09      92.69
421 - 480                              3       478,231       0.06      8.725        598       159,410     92.01   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Amortization Type                 Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
2 YR ARM                             326   $75,162,595       9.79%     8.807%       594      $230,560     87.12%   62.59%     83.45%
2 YR ARM 40/30 DUAL AMORTIZATION     228    85,125,893      11.09      8.373        599       373,359     91.01    47.57      97.37
2 YR ARM 40/40                         1       148,432       0.02      8.800        581       148,432     90.00   100.00     100.00
2 YR ARM BALLOON 40/30                47    10,946,098       1.43      8.506        602       232,896     82.40    51.97      81.60
2 YR ARM BALLOON 45/30               268    70,102,575       9.13      7.437        672       261,577     80.99    54.83      97.06
2 YR ARM BALLOON 50/30                73    20,079,781       2.61      8.128        602       275,065     78.59    46.89      95.01
2 YR ARM IO                          240    82,053,029      10.69      7.644        660       341,888     83.67    50.37      98.14
3 YR ARM                             207    46,226,758       6.02      8.781        601       223,318     85.06    65.79      86.06
3 YR ARM 40/30 DUAL AMORTIZATION      65    22,995,893       2.99      8.241        606       353,783     91.25    53.07      96.92
3 YR ARM BALLOON 40/30               196    49,592,982       6.46      8.210        624       253,025     78.41    48.75      89.33
3 YR ARM BALLOON 45/30                93    23,565,120       3.07      7.555        666       253,388     80.76    53.62      98.36
3 YR ARM BALLOON 50/30                20     4,283,044       0.56      7.609        619       214,152     75.65    69.38      86.92
3 YR ARM IO                           52    18,029,188       2.35      7.569        659       346,715     83.98    67.31     100.00
40 YR FIXED                            2       329,799       0.04      8.691        606       164,899     92.92   100.00     100.00
5 YR ARM                              12     2,002,285       0.26      7.749        624       166,857     70.36    77.49      69.76
5 YR ARM BALLOON 40/30                 3       681,910       0.09      7.785        610       227,303     82.68    31.80     100.00
5 YR ARM BALLOON 45/30                13     4,036,180       0.53      6.991        692       310,475     79.68   100.00     100.00
5 YR ARM BALLOON 50/30                 1       159,191       0.02      6.990        607       159,191     65.00   100.00     100.00
5 YR ARM IO                           44    13,292,520       1.73      7.234        690       302,103     76.85    78.83      97.16
7 YR ARM BALLOON 45/30                 1       199,154       0.03      7.375        794       199,154     80.00   100.00     100.00
FIXED                                900   141,633,339      18.44      8.351        618       157,370     74.74    73.65      88.46
FIXED 40/30 DUAL AMORTIZATION         12     3,874,305       0.50      7.960        617       322,859     93.24    68.89      91.18
FIXED BALLOON 30/15                   87     4,145,915       0.54     11.545        693        47,654     98.59    21.81      86.98
FIXED BALLOON 40/30                  424    58,009,967       7.55      8.600        634       136,816     78.16    57.69      96.25
FIXED BALLOON 45/30                   62    13,733,556       1.79      7.904        606       221,509     77.51    97.65     100.00
FIXED BALLOON 50/30                   19     4,358,356       0.57      7.960        656       229,387     74.85    68.94     100.00
FIXED IO                              51    13,157,643       1.71      7.673        665       257,993     77.91    81.11      90.23
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Initial Periodic Cap              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1.000%                                 1      $124,951       0.02%    11.750%       529      $124,951     54.35%    0.00%    100.00%
1.500%                                36    10,225,012       1.33      8.351        643       284,028     81.21    71.12      80.82
2.000%                             1,127   334,888,569      43.61      8.274        609       297,150     85.50    54.63      91.71
3.000%                               724   182,861,610      23.81      7.746        665       252,571     82.26    56.61      96.87
5.000%                                 2       582,487       0.08      7.264        618       291,244     78.64     0.00      61.80
N/A                                1,557   239,242,880      31.15      8.390        626       153,656     76.64    70.54      91.35
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Periodic Cap                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1.000%                             1,472  $426,395,701      55.53%     8.019%       630      $289,671     86.18%   56.13%     94.66%
1.500%                               407   100,666,878      13.11      8.353        623       247,339     76.48    53.44      87.29
3.000%                                11     1,620,052       0.21     11.220        568       147,277     70.30    37.57      94.45
N/A                                1,557   239,242,880      31.15      8.390        626       153,656     76.64    70.54      91.35
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Months To Rate Reset              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
13 - 24                            1,183  $343,618,404      44.75%     8.093%       628      $290,464     85.36%   53.13%     93.81%
25 - 36                              633   164,692,986      21.45      8.195        625       260,178     82.94    57.40      91.87
49 & Above                            74    20,371,241       2.65      7.254        681       275,287     76.91    81.69      95.18
N/A                                1,557   239,242,880      31.15      8.390        626       153,656     76.64    70.54      91.35
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Life Maximum Rate                 Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0.001 - 11.999%                        8    $3,412,611       0.44%     5.688%       678      $426,576     77.17%  100.00%    100.00%
12.000 - 12.499%                      36    10,274,796       1.34      6.325        665       285,411     80.71    87.49      97.83
12.500 - 12.999%                     257    76,055,068       9.90      6.765        689       295,934     79.49    62.64      99.39
13.000 - 13.499%                     157    49,403,337       6.43      7.216        644       314,671     83.43    57.63      97.70
13.500 - 13.999%                     323   100,341,562      13.07      7.677        631       310,655     83.45    56.95      95.05
14.000 - 14.499%                     215    63,409,025       8.26      8.083        615       294,926     85.82    61.31      92.68
14.500 - 14.999%                     361   100,506,463      13.09      8.537        615       278,411     87.72    55.18      92.02
15.000 - 15.499%                     162    41,054,267       5.35      8.886        610       253,421     86.17    47.01      91.29
15.500 - 15.999%                     189    46,210,145       6.02      9.273        602       244,498     86.63    40.26      87.28
16.000% & Above                      182    38,015,356       4.95     10.226        580       208,876     82.23    41.65      82.25
N/A                                1,557   239,242,880      31.15      8.390        626       153,656     76.64    70.54      91.35
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Margin                            Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0.001 - 4.999%                        71   $19,707,135       2.57%     8.045%       623      $277,565     86.54%   64.09%     93.44%
5.000 - 5.499%                        50    12,290,011       1.60      7.136        645       245,800     76.79    65.16      97.84
5.500 - 5.999%                       359    98,450,278      12.82      7.396        664       274,235     78.69    61.30      97.02
6.000 - 6.499%                       948   293,946,614      38.28      8.188        618       310,070     86.65    53.96      91.69
6.500 - 6.999%                       258    60,339,796       7.86      8.414        632       233,875     81.59    44.54      93.56
7.000 - 7.499%                        87    19,950,173       2.60      8.724        608       229,312     81.57    58.93      96.53
7.500 - 7.999%                        82    17,649,701       2.30      8.800        627       215,240     90.17    71.17      93.94
8.000 - 8.499%                        23     4,603,715       0.60      9.349        615       200,162     85.94    49.86      93.93
8.500 - 8.999%                        11     1,574,385       0.21      9.627        637       143,126     87.48    29.26      48.39
9.000 - 9.499%                         1       170,824       0.02     10.000        618       170,824     95.00   100.00     100.00
N/A                                1,557   239,242,880      31.15      8.390        626       153,656     76.64    70.54      91.35
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Interest Only Term

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Interest Only Term                Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0                                  3,060  $641,393,131      83.52%     8.302%       621      $209,606     81.80%   60.48%     91.71%
24                                     1       260,000       0.03     11.000        540       260,000     61.18     0.00     100.00
60                                   360   118,144,359      15.38      7.600        663       328,179     82.86    57.15      97.48
84                                    22     6,910,421       0.90      7.460        677       314,110     75.54    90.21      97.00
120                                    4     1,217,600       0.16      6.944        643       304,400     81.20    70.43     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             3,447  $767,925,511     100.00%     8.185%       628      $222,781     81.90%   60.23%     92.66%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - Fixed Rate(1)

Scheduled Principal Balance:                                      $239,242,880
Number of Mortgage Loans:                                                1,557
Average Scheduled Principal Balance:                                  $153,656
Weighted Average Gross Coupon:                                          8.390%
Weighted Average Net Coupon: (2)                                        7.889%
Weighted Average Current FICO Score:                                       626
Weighted Average Original LTV Ratio:                                    69.64%
Weighted Average Combined Original LTV Ratio:                           76.64%
Weighted Average Stated Remaining Term (months):                           348
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll: (3)                                       N/A
Weighted Average Gross Margin: (3)                                         N/A
Weighted Average Initial Rate Cap: (3)                                     N/A
Weighted Average Periodic Rate Cap: (3)                                    N/A
Weighted Average Gross Maximum Lifetime Rate: (3)                          N/A
Non-Zero Weighted Average Back-Debt to Income Ratio:                    41.46%
Weighted Average Percentage of Loans with Mortgage Insurance:            0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Principal Balance         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
$50,000 & Below                      334   $12,579,470       5.26%    10.714%       690       $37,663     97.74%   27.57%     91.70%
$50,001 - $75,000                    145     8,845,080       3.70      9.838        668        61,001     84.42    50.03      90.98
$75,001 - $100,000                   123    11,021,770       4.61      8.880        609        89,608     69.31    78.29      86.92
$100,001 - $125,000                  144    16,297,238       6.81      8.742        606       113,175     72.42    80.51      89.76
$125,001 - $150,000                  138    19,100,564       7.98      8.405        619       138,410     74.97    81.11      91.41
$150,001 - $200,000                  235    40,714,262      17.02      8.333        610       173,252     73.91    79.09      92.39
$200,001 - $250,000                  190    42,427,670      17.73      8.155        615       223,304     76.43    76.29      89.91
$250,001 - $300,000                  105    28,761,606      12.02      8.074        621       273,920     75.30    69.25      95.15
$300,001 - $350,000                   51    16,440,387       6.87      7.925        624       322,361     73.19    62.63      92.14
$350,001 - $400,000                   32    11,993,144       5.01      7.532        649       374,786     75.79    62.55      93.66
$400,001 & Above                      60    31,061,689      12.98      7.937        638       517,695     78.99    68.73      89.50
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Rate                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
6.000 - 6.499%                        13    $2,801,576       1.17%     6.322%       660      $215,506     70.89%   93.62%    100.00%
6.500 - 6.999%                       115    29,772,391      12.44      6.731        678       258,890     66.51    75.18      92.76
7.000 - 7.499%                       122    25,096,885      10.49      7.285        635       205,712     67.98    81.25      92.25
7.500 - 7.999%                       259    53,070,834      22.18      7.757        616       204,907     72.39    78.45      92.28
8.000 - 8.499%                       153    28,246,294      11.81      8.234        625       184,616     77.30    69.08      93.00
8.500 - 8.999%                       212    38,727,442      16.19      8.762        607       182,677     79.70    71.44      90.51
9.000% & Above                       683    61,527,458      25.72     10.123        616        90,084     86.78    56.17      88.89
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Current FICO Score

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Fico Score                Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
740 & Above                          100   $11,908,302       4.98%     8.044%       764      $119,083     80.87%   49.87%     84.91%
720 - 739                             78     8,724,991       3.65      8.080        727       111,859     77.74    44.58      90.11
700 - 719                             91    11,121,412       4.65      8.206        709       122,213     81.65    52.46      82.63
680 - 699                            163    15,397,419       6.44      8.717        688        94,463     84.03    39.81      89.97
660 - 679                            173    21,477,898       8.98      8.418        668       124,150     81.37    66.13      90.57
640 - 659                            195    28,803,906      12.04      8.308        650       147,712     79.43    60.54      91.10
620 - 639                            130    26,832,822      11.22      7.999        630       206,406     78.04    70.92      89.40
600 - 619                            172    34,974,349      14.62      8.264        609       203,339     77.22    78.23      91.43
580 - 599                            107    19,383,585       8.10      8.206        589       181,155     73.36    81.09      93.11
560 - 579                            120    21,733,406       9.08      8.436        570       181,112     69.88    83.89      94.30
540 - 559                             89    16,469,921       6.88      8.606        549       185,055     69.33    85.34      94.41
520 - 539                             74    11,822,140       4.94      9.160        530       159,759     72.04    89.09      96.77
500 - 519                             65    10,592,730       4.43      9.385        509       162,965     68.76    98.22      97.75
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Lien                              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1                                  1,111  $217,841,479      91.05%     8.163%       619      $196,077     74.40%   75.22%     91.09%
2                                    446    21,401,401       8.95     10.708        695        47,985     99.48    22.91      94.02
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Combined Original LTV             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       242   $39,887,405      16.67%     7.671%       615      $164,824     48.68%   72.27%     89.64%
60.01 - 70.00%                       199    40,278,287      16.84      7.964        601       202,403     66.63    73.41      90.72
70.01 - 80.00%                       357    69,650,102      29.11      8.136        624       195,098     78.04    74.66      93.17
80.01 - 85.00%                        90    19,521,717       8.16      8.503        624       216,908     84.47    71.94      88.99
85.01 - 90.00%                       123    24,731,022      10.34      8.651        624       201,065     89.65    76.79      85.42
90.01 - 95.00%                        91    19,149,442       8.00      8.675        632       210,433     94.48    81.59      94.22
95.01 - 100.00%                      455    26,024,905      10.88     10.292        686        57,198     99.90    37.33      95.42
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Original LTV                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       688   $61,288,807      25.62%     8.732%       643       $89,083     66.42%   55.03%     91.17%
60.01 - 70.00%                       199    40,278,287      16.84      7.964        601       202,403     66.63    73.41      90.72
70.01 - 80.00%                       356    69,480,277      29.04      8.133        623       195,169     78.04    74.84      93.15
80.01 - 85.00%                        90    19,521,717       8.16      8.503        624       216,908     84.47    71.94      88.99
85.01 - 90.00%                       117    24,455,739      10.22      8.629        623       209,023     89.65    77.56      85.41
90.01 - 95.00%                        76    18,597,716       7.77      8.601        630       244,707     94.48    83.55      94.31
95.01 - 100.00%                       31     5,620,338       2.35      8.778        651       181,301     99.79    87.52     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Documentation                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Full Doc                             988  $168,767,953      70.54%     8.184%       613      $170,818     75.50%  100.00%     92.22%
Stated Doc                           533    66,209,854      27.67      8.897        658       124,221     79.19     0.00      88.68
Limited Doc                           22     3,532,884       1.48      8.257        621       160,586     80.58     0.00     100.00
No Doc                                14       732,190       0.31     10.849        698        52,299     91.28     0.00      92.07
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Purpose                           Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Cashout Refi                         830  $160,472,609      67.08%     8.153%       612      $193,340     72.42%   75.80%     92.22%
Purchase                             624    60,551,800      25.31      9.069        664        97,038     88.00    54.72      87.81
Rate/term Refi                       103    18,218,472       7.62      8.228        620       176,878     76.07    76.84      95.50
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Occupancy                         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Owner Occupied                     1,416  $218,559,128      91.35%     8.358%       624      $154,350     76.81%   71.21%    100.00%
Investor                             103    16,321,234       6.82      8.561        646       158,459     72.36    69.51       0.00
Second Home                           38     4,362,518       1.82      9.395        658       114,803     84.39    40.87       0.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Property Type                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Single Family                      1,135  $175,324,332      73.28%     8.338%       622      $154,471     75.67%   73.03%     93.09%
PUD                                  248    38,178,631      15.96      8.397        633       153,946     81.12    73.11      91.93
2 Family                              57    12,072,335       5.05      8.492        627       211,795     73.60    41.22      77.55
Condo                                 97    10,012,677       4.19      8.985        650       103,223     81.51    60.12      85.45
3-4 Family                            20     3,654,905       1.53      8.901        668       182,745     73.45    49.72      64.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
State                             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
CA                                   249   $50,464,960      21.09%     7.863%       637      $202,671     70.39%   67.96%     93.77%
FL                                   351    49,722,664      20.78      8.538        620       141,660     78.43    67.73      90.96
TX                                   118    14,164,439       5.92      8.624        610       120,038     78.92    78.34      91.80
NY                                    46    12,425,086       5.19      8.073        624       270,111     71.48    43.21      96.66
PA                                    61     9,880,974       4.13      8.220        626       161,983     78.44    72.28      86.94
AZ                                    62     7,707,849       3.22      8.641        620       124,320     80.84    73.37      94.91
OR                                    66     7,218,228       3.02      8.766        658       109,367     86.35    72.00      94.03
VA                                    36     6,589,503       2.75      8.044        622       183,042     68.90    85.56      85.36
CO                                    36     5,849,493       2.45      8.400        620       162,486     82.13    79.08      88.58
MD                                    31     5,639,837       2.36      8.403        597       181,930     74.58    70.02      97.10
Other                                501    69,579,847      29.08      8.665        626       138,882     79.07    74.91      89.13
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Zip                               Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
04090                                  2    $1,098,453       0.46%     9.770%       573      $549,226     67.75%  100.00%     50.00%
33411                                  4       954,603       0.40      8.882        658       238,651     88.83    16.75     100.00
33009                                  3       890,700       0.37      8.886        605       296,900     84.34    30.48     100.00
33162                                  5       881,896       0.37      8.749        629       176,379     75.20    48.55      73.06
32034                                  1       846,148       0.35      7.490        710       846,148     74.89   100.00       0.00
93312                                  3       820,637       0.34      7.083        624       273,546     65.09   100.00     100.00
91766                                  2       773,932       0.32      7.625        623       386,966     71.54     0.00     100.00
94533                                  2       772,979       0.32      7.600        577       386,490     73.10    62.93     100.00
92603                                  1       761,708       0.32      6.850        723       761,708     56.52     0.00     100.00
20744                                  2       748,203       0.31      7.635        582       374,102     82.41   100.00     100.00
Other                              1,532   230,693,622      96.43      8.399        626       150,583     76.74    71.05      91.74
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Remaining Months To Maturity      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1 - 180                              132    $9,706,617       4.06%     9.645%       639       $73,535     80.45%   60.82%     91.01%
181 - 240                             19     2,579,830       1.08      8.514        628       135,781     74.16    87.82      90.09
241 - 360                          1,404   226,626,634      94.73      8.335        625       161,415     76.48    70.72      91.37
421 - 480                              2       329,799       0.14      8.691        606       164,899     92.92   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Amortization Type                 Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
40 YR FIXED                            2      $329,799       0.14%     8.691%       606      $164,899     92.92%  100.00%    100.00%
FIXED                                900   141,633,339      59.20      8.351        618       157,370     74.74    73.65      88.46
FIXED 40/30 DUAL AMORTIZATION         12     3,874,305       1.62      7.960        617       322,859     93.24    68.89      91.18
FIXED BALLOON 30/15                   87     4,145,915       1.73     11.545        693        47,654     98.59    21.81      86.98
FIXED BALLOON 40/30                  424    58,009,967      24.25      8.600        634       136,816     78.16    57.69      96.25
FIXED BALLOON 45/30                   62    13,733,556       5.74      7.904        606       221,509     77.51    97.65     100.00
FIXED BALLOON 50/30                   19     4,358,356       1.82      7.960        656       229,387     74.85    68.94     100.00
FIXED IO                              51    13,157,643       5.50      7.673        665       257,993     77.91    81.11      90.23
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Interest Only Term

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Interest Only Term                Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0                                  1,506  $226,085,237      94.50%     8.432%       624      $150,123     76.57%   69.93%     91.42%
60                                    48    12,300,043       5.14      7.731        665       256,251     77.94    79.79      89.55
120                                    3       857,600       0.36      6.838        660       285,867     77.51   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,557  $239,242,880     100.00%     8.390%       626      $153,656     76.64%   70.54%     91.35%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Adjustable Rate(1)

Scheduled Principal Balance:                                      $528,682,630
Number of Mortgage Loans:                                                1,890
Average Scheduled Principal Balance:                                  $279,726
Weighted Average Gross Coupon:                                          8.093%
Weighted Average Net Coupon: (2)                                        7.591%
Weighted Average Current FICO Score:                                       629
Weighted Average Original LTV Ratio:                                    84.28%
Weighted Average Combined Original LTV Ratio:                           84.28%
Weighted Average Stated Remaining Term (months):                           357
Weighted Average Seasoning (months):                                         3
Weighted Average Months to Roll: (3)                                        26
Weighted Average Gross Margin: (3)                                      6.141%
Weighted Average Initial Rate Cap: (3)                                  2.339%
Weighted Average Periodic Rate Cap: (3)                                 1.101%
Weighted Average Gross Maximum Lifetime Rate: (3)                      14.292%
Non-Zero Weighted Average Back-Debt to Income Ratio:                    43.72%
Weighted Average Percentage of Loans with Mortgage Insurance:            0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

                    Distribution by Current Principal Balance

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Principal Balance         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
$50,001 - $75,000                     26    $1,731,619       0.33%     8.788%       614       $66,601     77.31%   78.98%     85.35%
$75,001 - $100,000                    66     6,019,213       1.14      8.835        619        91,200     76.65    70.02      83.05
$100,001 - $125,000                   67     7,727,929       1.46      8.876        607       115,342     79.33    69.85      95.68
$125,001 - $150,000                  147    20,417,406       3.86      8.485        618       138,894     80.77    75.54      89.97
$150,001 - $200,000                  343    60,015,582      11.35      8.250        628       174,973     81.79    65.21      91.68
$200,001 - $250,000                  294    66,785,190      12.63      8.299        624       227,161     82.37    59.34      87.65
$250,001 - $300,000                  224    61,640,861      11.66      8.134        629       275,182     84.67    58.39      93.86
$300,001 - $350,000                  222    72,052,765      13.63      8.048        622       324,562     85.61    58.54      92.76
$350,001 - $400,000                  174    64,768,425      12.25      7.904        632       372,232     86.03    49.28      94.23
$400,001 & Above                     327   167,523,642      31.69      7.912        635       512,305     85.55    46.84      96.41
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Rate                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
5.000 - 5.499%                         3      $794,717       0.15%     5.341%       639      $264,906     79.99%  100.00%    100.00%
5.500 - 5.999%                         9     3,827,541       0.72      5.829        708       425,282     73.11    89.02     100.00
6.000 - 6.499%                        39    11,118,912       2.10      6.283        667       285,100     79.17    85.72      97.74
6.500 - 6.999%                       282    83,864,749      15.86      6.783        686       297,393     78.34    65.01      98.70
7.000 - 7.499%                       189    59,743,747      11.30      7.247        644       316,104     82.32    57.79      97.77
7.500 - 7.999%                       381   113,358,332      21.44      7.764        628       297,528     83.44    55.33      95.03
8.000 - 8.499%                       235    66,759,137      12.63      8.259        613       284,081     85.86    59.77      90.90
8.500 - 8.999%                       367   100,707,069      19.05      8.749        610       274,406     88.43    51.80      89.17
9.000% & Above                       385    88,508,427      16.74      9.801        590       229,892     87.58    40.86      88.29
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Current FICO Score

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Current Fico Score                Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
740 & Above                           96   $29,041,754       5.49%     7.257%       766      $302,518     81.16%   44.94%     94.39%
720 - 739                             59    16,960,888       3.21      7.184        730       287,473     81.68    34.70      95.44
700 - 719                             90    26,456,626       5.00      7.199        708       293,963     79.94    42.90      96.28
680 - 699                            111    32,297,988       6.11      7.349        689       290,973     81.50    47.40      91.41
660 - 679                            130    38,257,041       7.24      7.550        668       294,285     82.79    47.80      90.56
640 - 659                            206    56,890,715      10.76      8.016        649       276,169     84.71    49.47      88.84
620 - 639                            289    83,894,382      15.87      8.061        629       290,292     87.41    56.05      90.32
600 - 619                            265    75,254,198      14.23      8.362        608       283,978     87.20    52.52      92.86
580 - 599                            227    61,659,009      11.66      8.468        589       271,626     86.66    68.97      95.45
560 - 579                            158    40,973,720       7.75      8.629        569       259,327     84.41    61.39      95.40
540 - 559                            137    40,046,354       7.57      8.485        552       292,309     83.49    68.63      97.48
520 - 539                             67    15,488,382       2.93      9.157        531       231,170     78.15    76.53     100.00
500 - 519                             55    11,461,573       2.17      9.615        509       208,392     72.61    71.05      97.11
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Lien

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Lien                              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1                                  1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                     Distribution by Combined Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Combined Original LTV             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       104   $19,510,773       3.69%     8.223%       599      $187,604     49.68%   47.85%     92.36%
60.01 - 70.00%                       133    32,985,761       6.24      8.055        602       248,013     66.75    47.86      91.53
70.01 - 80.00%                       618   170,016,995      32.16      7.390        671       275,108     78.87    50.38      97.52
80.01 - 85.00%                       150    46,794,676       8.85      8.259        590       311,965     84.56    57.76      85.60
85.01 - 90.00%                       437   133,540,827      25.26      8.427        600       305,585     89.62    60.08      89.43
90.01 - 95.00%                       336   100,530,948      19.02      8.525        621       299,199     94.77    56.11      94.12
95.01 - 100.00%                      112    25,302,650       4.79      8.966        655       225,917     99.84    76.23      98.47
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Original LTV                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
60.00% & Below                       104   $19,510,773       3.69%     8.223%       599      $187,604     49.68%   47.85%     92.36%
60.01 - 70.00%                       133    32,985,761       6.24      8.055        602       248,013     66.75    47.86      91.53
70.01 - 80.00%                       618   170,016,995      32.16      7.390        671       275,108     78.87    50.38      97.52
80.01 - 85.00%                       150    46,794,676       8.85      8.259        590       311,965     84.56    57.76      85.60
85.01 - 90.00%                       437   133,540,827      25.26      8.427        600       305,585     89.62    60.08      89.43
90.01 - 95.00%                       336   100,530,948      19.02      8.525        621       299,199     94.77    56.11      94.12
95.01 - 100.00%                      112    25,302,650       4.79      8.966        655       225,917     99.84    76.23      98.47
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Documentation

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Documentation                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Full Doc                           1,119  $293,734,054      55.56%     7.924%       620      $262,497     85.21%  100.00%     94.27%
Stated Doc                           698   210,806,693      39.87      8.321        644       302,015     82.53     0.00      91.32
Limited Doc                           69    23,404,599       4.43      8.129        605       339,197     88.95     0.00      99.15
No Doc                                 4       737,284       0.14      8.498        599       184,321     66.19     0.00      56.41
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                            Distribution by Purpose

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Purpose                           Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Cashout Refi                       1,010  $300,453,484      56.83%     8.231%       606      $297,479     83.99%   58.48%     93.49%
Purchase                             807   212,124,239      40.12      7.883        661       262,855     84.96    50.37      93.06
Rate/term Refi                        73    16,104,908       3.05      8.256        619       220,615     80.85    69.54      91.46
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                           Distribution by Occupancy

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Occupancy                         Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Owner Occupied                     1,739  $493,031,063      93.26%     8.047%       628      $283,514     84.24%   56.16%    100.00%
Investor                             122    28,190,932       5.33      8.819        644       231,073     84.90    50.91       0.00
Second Home                           29     7,460,636       1.41      8.385        624       257,263     84.72    33.16       0.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                         Distribution by Property Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Property Type                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Single Family                      1,431  $405,154,865      76.63%     8.053%       628      $283,127     83.96%   55.08%     94.86%
PUD                                  260    71,211,718      13.47      8.167        626       273,891     85.34    61.63      91.26
Condo                                117    27,215,100       5.15      8.237        638       232,608     86.39    60.78      86.06
2 Family                              68    20,582,634       3.89      8.368        643       302,686     84.50    37.66      78.40
3-4 Family                            12     4,010,107       0.76      8.257        644       334,176     81.91    55.03      91.06
Condo Hi-rise                          2       508,207       0.10      8.970        574       254,103     87.31    34.53     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
State                             Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
CA                                   584  $216,088,496      40.87%     7.702%       644      $370,015     82.41%   43.42%     96.15%
FL                                   294    68,698,278      12.99      8.471        619       233,668     85.38    54.36      90.43
AZ                                   113    26,086,090       4.93      8.396        622       230,850     86.84    54.88      86.66
NV                                    87    24,599,915       4.65      7.976        633       282,758     86.50    66.37      95.14
WA                                    76    21,013,357       3.97      7.996        640       276,492     82.55    68.84      90.28
IL                                    72    19,323,110       3.65      8.783        609       268,377     89.01    57.80      91.34
NY                                    45    16,621,358       3.14      8.144        605       369,364     82.52    44.96     100.00
CO                                    70    14,472,044       2.74      7.728        628       206,743     84.25    79.83      97.85
MD                                    46    13,961,042       2.64      8.121        598       303,501     81.58    74.86      93.14
MN                                    41    10,017,536       1.89      8.432        630       244,330     88.01    56.72      81.35
Other                                462    97,801,406      18.50      8.528        613       211,691     86.16    72.72      90.57
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                              Distribution by Zip

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Zip                               Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
89148                                  5    $2,448,856       0.46%     8.376%       632      $489,771     85.67%   65.78%    100.00%
92376                                  8     2,281,715       0.43      7.367        627       285,214     77.27    32.12     100.00
92337                                  5     2,025,886       0.38      8.800        611       405,177     92.40    37.48     100.00
91766                                  5     1,986,297       0.38      8.156        586       397,259     87.72    65.89     100.00
94551                                  3     1,947,318       0.37      6.816        676       649,106     83.81    74.04     100.00
11554                                  4     1,768,246       0.33      7.976        604       442,062     82.79    21.21     100.00
90255                                  4     1,724,257       0.33      8.095        651       431,064     84.32    29.68     100.00
90660                                  5     1,717,548       0.32      8.089        621       343,510     78.07     0.00     100.00
93033                                  4     1,717,529       0.32      7.466        626       429,382     72.95     0.00     100.00
90047                                  4     1,665,980       0.32      6.846        668       416,495     80.00    69.99     100.00
Other                              1,843   509,398,998      96.35      8.103        629       276,397     84.34    56.11      93.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Remaining Months To Maturity      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
181 - 240                              1      $220,989       0.04%     7.975%       590      $220,989     85.00%  100.00%    100.00%
241 - 360                          1,888   528,313,209      99.93      8.092        629       279,827     84.28    55.53      93.25
421 - 480                              1       148,432       0.03      8.800        581       148,432     90.00   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Amortization Type                 Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
2 YR ARM                             326   $75,162,595      14.22%     8.807%       594      $230,560     87.12%   62.59%     83.45%
2 YR ARM 40/30 DUAL AMORTIZATION     228    85,125,893      16.10      8.373        599       373,359     91.01    47.57      97.37
2 YR ARM 40/40                         1       148,432       0.03      8.800        581       148,432     90.00   100.00     100.00
2 YR ARM BALLOON 40/30                47    10,946,098       2.07      8.506        602       232,896     82.40    51.97      81.60
2 YR ARM BALLOON 45/30               268    70,102,575      13.26      7.437        672       261,577     80.99    54.83      97.06
2 YR ARM BALLOON 50/30                73    20,079,781       3.80      8.128        602       275,065     78.59    46.89      95.01
2 YR ARM IO                          240    82,053,029      15.52      7.644        660       341,888     83.67    50.37      98.14
3 YR ARM                             207    46,226,758       8.74      8.781        601       223,318     85.06    65.79      86.06
3 YR ARM 40/30 DUAL AMORTIZATION      65    22,995,893       4.35      8.241        606       353,783     91.25    53.07      96.92
3 YR ARM BALLOON 40/30               196    49,592,982       9.38      8.210        624       253,025     78.41    48.75      89.33
3 YR ARM BALLOON 45/30                93    23,565,120       4.46      7.555        666       253,388     80.76    53.62      98.36
3 YR ARM BALLOON 50/30                20     4,283,044       0.81      7.609        619       214,152     75.65    69.38      86.92
3 YR ARM IO                           52    18,029,188       3.41      7.569        659       346,715     83.98    67.31     100.00
5 YR ARM                              12     2,002,285       0.38      7.749        624       166,857     70.36    77.49      69.76
5 YR ARM BALLOON 40/30                 3       681,910       0.13      7.785        610       227,303     82.68    31.80     100.00
5 YR ARM BALLOON 45/30                13     4,036,180       0.76      6.991        692       310,475     79.68   100.00     100.00
5 YR ARM BALLOON 50/30                 1       159,191       0.03      6.990        607       159,191     65.00   100.00     100.00
5 YR ARM IO                           44    13,292,520       2.51      7.234        690       302,103     76.85    78.83      97.16
7 YR ARM BALLOON 45/30                 1       199,154       0.04      7.375        794       199,154     80.00   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Initial Periodic Cap              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1.000%                                 1      $124,951       0.02%    11.750%       529      $124,951     54.35%    0.00%    100.00%
1.500%                                36    10,225,012       1.93      8.351        643       284,028     81.21    71.12      80.82
2.000%                             1,127   334,888,569      63.34      8.274        609       297,150     85.50    54.63      91.71
3.000%                               724   182,861,610      34.59      7.746        665       252,571     82.26    56.61      96.87
5.000%                                 2       582,487       0.11      7.264        618       291,244     78.64     0.00      61.80
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Periodic Cap                      Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
1.000%                             1,472  $426,395,701      80.65%     8.019%       630      $289,671     86.18%   56.13%     94.66%
1.500%                               407   100,666,878      19.04      8.353        623       247,339     76.48    53.44      87.29
3.000%                                11     1,620,052       0.31     11.220        568       147,277     70.30    37.57      94.45
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Months To Rate Reset              Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
13 - 24                            1,183  $343,618,404      65.00%     8.093%       628      $290,464     85.36%   53.13%     93.81%
25 - 36                              633   164,692,986      31.15      8.195        625       260,178     82.94    57.40      91.87
49 & Above                            74    20,371,241       3.85      7.254        681       275,287     76.91    81.69      95.18
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Life Maximum Rate                 Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0.001 - 11.999%                        8    $3,412,611       0.65%     5.688%       678      $426,576     77.17%  100.00%    100.00%
12.000 - 12.499%                      36    10,274,796       1.94      6.325        665       285,411     80.71    87.49      97.83
12.500 - 12.999%                     257    76,055,068      14.39      6.765        689       295,934     79.49    62.64      99.39
13.000 - 13.499%                     157    49,403,337       9.34      7.216        644       314,671     83.43    57.63      97.70
13.500 - 13.999%                     323   100,341,562      18.98      7.677        631       310,655     83.45    56.95      95.05
14.000 - 14.499%                     215    63,409,025      11.99      8.083        615       294,926     85.82    61.31      92.68
14.500 - 14.999%                     361   100,506,463      19.01      8.537        615       278,411     87.72    55.18      92.02
15.000 - 15.499%                     162    41,054,267       7.77      8.886        610       253,421     86.17    47.01      91.29
15.500 - 15.999%                     189    46,210,145       8.74      9.273        602       244,498     86.63    40.26      87.28
16.000% & Above                      182    38,015,356       7.19     10.226        580       208,876     82.23    41.65      82.25
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                             Distribution by Margin

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Margin                            Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0.001 - 4.999%                        71   $19,707,135       3.73%     8.045%       623      $277,565     86.54%   64.09%     93.44%
5.000 - 5.499%                        50    12,290,011       2.32      7.136        645       245,800     76.79    65.16      97.84
5.500 - 5.999%                       359    98,450,278      18.62      7.396        664       274,235     78.69    61.30      97.02
6.000 - 6.499%                       948   293,946,614      55.60      8.188        618       310,070     86.65    53.96      91.69
6.500 - 6.999%                       258    60,339,796      11.41      8.414        632       233,875     81.59    44.54      93.56
7.000 - 7.499%                        87    19,950,173       3.77      8.724        608       229,312     81.57    58.93      96.53
7.500 - 7.999%                        82    17,649,701       3.34      8.800        627       215,240     90.17    71.17      93.94
8.000 - 8.499%                        23     4,603,715       0.87      9.349        615       200,162     85.94    49.86      93.93
8.500 - 8.999%                        11     1,574,385       0.30      9.627        637       143,126     87.48    29.26      48.39
9.000 - 9.499%                         1       170,824       0.03     10.000        618       170,824     95.00   100.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

                       Distribution by Interest Only Term

                                                                                                       Weighted
                                                         Pct. Of    Weighted   Weighted                  Avg.
                                  Number                 Pool By      Avg.       Avg.        Avg.      Combined    Pct.      Pct.
                                    of     Principal    Principal    Gross     Current    Principal    Original    Full     Owner
Interest Only                     Loans     Balance      Balance     Coupon      FICO      Balance       LTV       Doc     Occupied
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
0                                  1,554  $415,307,893      78.56%     8.231%       619      $267,251     84.65%   55.33%     91.87%
24                                     1       260,000       0.05     11.000        540       260,000     61.18     0.00     100.00
60                                   312   105,844,316      20.02      7.585        663       339,245     83.43    54.52      98.40
84                                    22     6,910,421       1.31      7.460        677       314,110     75.54    90.21      97.00
120                                    1       360,000       0.07      7.195        601       360,000     90.00     0.00     100.00
--------------------------------  ------  ------------  ---------   --------   --------  ------------  --------   ------   --------
Total:                             1,890  $528,682,630     100.00%     8.093%       629      $279,726     84.28%   55.56%     93.26%
================================  ======  ============  =========   ========   ========  ============  ========   ======   ========

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.